UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2026

NORTHANN CORP
.
(Exact name of registrant as specified in its charter)

Nevada	001-41816	88-1513509
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2251 Catawba River Rd.
Fort Lawn,
SC
29714
 (Address of Principal Executive Office) (Zip Code)

(916) 573 3803
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	NCL	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company
☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed in the Current Report on Form 8-K filed on December 11, 2025, Northann Corp. (the “Company”) received a written notice of non-compliance (the “Notice”) from the NYSE American LLC (the “NYSE American”) indicating that the Company was not in compliance with the NYSE American continued listing standards set forth in Sections 1003(a)(i) of the NYSE American Company Guide (the “Company Guide”). The Company was required to submit a plan by January 7, 2026, advising of actions taken or will be taken to regain compliance with the continued listings standards of the Company Guide by June 8, 2027 (the “Plan”). The Company submitted the Plan as required in the Notice.

On February 24, 2026, the Company received a notification (the “Acceptance Letter”) from the NYSE American that the Plan was accepted. In the Acceptance Letter, the NYSE American granted the Company until June 8, 2027 (the “Plan Period”) to regain compliance with the continued listing standards.

During the Plan Period, the Company
is
 subject to periodic review by the NYSE American on its progress with the goals and initiatives outlined in the Plan. The Company intends to take all reasonable measures available to regain compliance with Sections 1003(a)(i) of the Company Guide during the Plan Period. If the Company does not regain compliance with the NYSE American listing standards by June 8, 2027, or if the Company does not make sufficient progress consistent with the Plan during the Plan Period, then NYSE American may initiate delisting proceedings.

The Acceptance Letter has no immediate impact on the listing of the Company’s shares of common stock, par value $0.001 per share (the “Common Stock”), which will continue to be listed and traded on the NYSE American during the Plan Period, subject to the Company’s compliance with the other listing requirements of the NYSE American. The Common Stock will continue to trade under the symbol “NCL”. The Acceptance Letter does not affect the Company’s ongoing business operations or its reporting requirements with the Securities and Exchange Commission.

Item 8.01 Other Events.

On March 2, 2026, the Company issued a press release relating to the matters described in Item 3.01 of this Current Report on Form 8-K, a copy of which is attached hereto as
Exhibit
99.1.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated March 2, 2026.
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHANN CORP.

Date: March 2 , 2026	By:	/s/ Lin Li
	Name:	Lin Li
	Title:	Chief Executive Officer

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